As filed with the Securities and Exchange Commission on July 11, 2000



                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                July 7, 2000




                         COOPER TIRE & RUBBER COMPANY
            (Exact name of registrant as specified in its charter)


           DELAWARE                 1-4329                    34-4297750
        (State or other          (Commission               (I.R.S. employer
         jurisdiction of         File Number)            identification no.)
         incorporation)


                  Lima and Western Avenues, Findlay, Ohio 45840
                    (Address of principal executive offices)
                                  (Zip Code)


                                (419) 423-1321
              (Registrant's telephone number, including area code)


                    The Exhibit Index is located at page 3.

















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
Item 5.  Other Events
------   ------------

Cooper Tire & Rubber Company announced that it has completed the sale of its Holm Industries, Inc. subsidiary to an affiliate of Madison Capital Partners, a Chicago-based investment firm with holdings in plastics and capital equipment.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
------   ------------------------------------------------------------------

 (c)     Exhibits.  The following exhibit is filed herewith:


         Exhibit No.                     Description
         -----------                     -----------

            99           Cooper Tire & Rubber Company press release issued
                         July 7, 2000








                                SIGNATURES
                                ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COOPER TIRE & RUBBER COMPANY


                                        By: /S/ Eileen B. White
                                            ----------------------
                                            EILEEN B. WHITE
                                            Corporate Controller
                                            (Principal Accounting Officer)


July 11, 2000
--------------
    (Date)

                                 EXHIBIT INDEX
                                 -------------


EXHIBIT                           DESCRIPTION
-------                           -----------

  99       Cooper Tire & Rubber Company press release issued July 7, 2000
























































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
                                                                    Exhibit 99

COMPANY CONTACT:  Roger S. Hendriksen                    FOR IMMEDIATE RELEASE
                  (419) 427-4768                         July 7, 2000



COOPER TIRE & RUBBER COMPANY FINALIZES SALE OF PLASTICS UNIT
------------------------------------------------------------



FINDLAY, OHIO, July 7, 2000 - COOPER TIRE & RUBBER COMPANY (NYSE:CTB) has announced the completion of the sale of its Holm Industries, Inc. subsidiary to an affiliate of Madison Capital Partners, a Chicago-based investment firm with holdings in plastics and capital equipment.

The sale closed on June 30, 2000. The cash consideration for the business totaled approximately $100 million.

Holm Industries was the largest business unit in Cooper's Plastics Division, which Cooper previously had announced would be sold.

Holm is a leading producer of extruded plastic sealing products for the appliance and construction industries. Through its OEM/Miller unit, which was included in the deal, Holm is also a leading producer of corrugated plastic tubing for the appliance and automotive industries.

Cooper will continue its efforts to sell the remaining portion of its Plastics Division, which now includes only its extruded plastic trim operations.

Company Description
Cooper Tire & Rubber Company is headquartered in Findlay, Ohio and specializes in the manufacture and marketing of automotive products. Products for Cooper's tire group include automotive, motorcycle and truck tires, inner tubes, tread rubber and equipment. In the automotive group, Cooper is an original equipment supplier of sealing, trim, NVH control systems and fluid handling systems for the automotive industry in North America, Europe, Australia and South America. Cooper has more than 23,000 employees and 63 manufacturing facilities in 13 countries. For more information, visit the Company's web site at: www.coopertire.com.






















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